                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  American Century
Municipal  Trust,  hereinafter  called the  "Trust",  and certain  trustees  and officers of the Trust, do hereby constitute and appoint William M. Lyons,  David
C. Tucker, Charles A. Etherington, David H. Reinmiller, Charles C.S. Park, Janet
A. Nash, Brian L. Brogan and Otis H. Cowan, and each of them individually, their true and lawful  attorneys and agents to take any and all action and execute any and all  instruments  which said  attorneys  and agents  may deem  necessary  or advisable to enable the Trust to comply with the  Securities  Act of 1933 and/or the  Investment  Company Act of 1940,  as amended,  and any rules,  regulations, orders,  or other  requirements  of the United  States  Securities  and Exchange
Commission thereunder,  in connection with the registration under the Securities
Act of 1933 and/or the  Investment  Company Act of 1940,  as amended,  including specifically,  but without  limitation of the foregoing,  power and authority to sign the name of the Trust in its behalf and to affix its seal,  and to sign the names of each of such trustees and officers in their capacities as indicated, to any  amendment  or  supplement  to the  Registration  Statement  filed  with the
Securities and Exchange  Commission  under the Securities Act of 1933 and/or the
Investment Company Act of 1940, as amended,  and to any instruments or documents filed  or to be  filed  as a part of or in  connection  with  such  Registration
Statement;  and each of the  undersigned  hereby  ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS  WHEREOF,  the Trust has caused this Power to be executed by its duly authorized officers on this the 16th day of September, 2000.

                                          AMERICAN CENTURY MUNICIPAL TRUST

                                          By:/*/WILLIAM M. LYONS
                                             WILLIAM M. LYONS, President and
                                             Principal Executive Officer

                               SIGNATURE AND TITLE

/*/WILLIAM M. LYONS                                       /*/RONALD J. GILSON
WILLIAM M. LYONS                                          RONALD J. GILSON
President, Trustee and Principal Executive Officer        Trustee

/*/ROBERT T. JACKSON                                      /*/MYRON S. SCHOLES
ROBERT T. JACKSON                                         MYRON S. SCHOLES
Executive Vice President and                              Trustee
Principal Financial Officer

/*/MARYANNE ROEPKE                                        /*/KENNETH E. SCOTT
MARYANNE ROEPKE                                           KENNETH E. SCOTT
Senior Vice President, Treasurer and                      Trustee
Principal Accounting Officer

/*/JAMES E. STOWERS, III                                  /*/JEANNE D. WOHLERS
JAMES E. STOWERS, III                                     JEANNE D. WOHLERS
Trustee                                                   Trustee

                                                          /*/ALBERT A. EISENSTAT
                                                          ALBERT A. EISENSTAT
Attest:                                                   Trustee

By:/*/Paul Carrigan Jr.
   Paul Carrigan Jr., Secretary